UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2014 (May 29, 2014)

DICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33584	20-3179218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 Avenue of the Americas, 8th Floor New York, NY 10018
(Address of principal executive offices, including zip code)

(212) 725-6550

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2014, Dice Holdings, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “Annual Meeting”). At the time of the Annual Meeting, David C. Hodgson, a member of the Company’s board of directors (the “Board”), did not stand for re-election as a director and retired from the Board. Mr. Hodgson served on the Nominating and Corporate Governance Committee of the Company. At the Annual Meeting, the stockholders re-elected two Class I directors as described below under Item 5.07.

Carol W. Carpenter has been appointed as a director by the Board, effective as of May 29, 2014 following the Annual Meeting. Ms. Carpenter was appointed as a Class I director, to fill the vacancy on the Board caused by Mr. Hodgson’s retirement.

Ms. Carpenter has been the Chief Marketing Officer of ClearSlide, Inc. from 2013 to the present. From 2006 to 2012, Ms. Carpenter was the Executive General Manager, Consumer and Small Business Division at Trend Micro Inc. Previously, Ms. Carpenter was Senior Marketing Director for Keynote Systems and has held a variety of marketing roles at Tumbleweed Communications, Apple Computer and Microsoft. Ms. Carpenter holds an M.B.A. from Harvard Business School and a B.A. in Economics from Stanford University.

The Company will pay Ms. Carpenter the annual Board fee of $30,000 as an independent director. This and the other components of the Company’s non-employee director compensation were disclosed in the Company’s 2014 proxy statement, filed on April 25, 2014 in connection with the Annual Meeting.

A copy of the press release announcing Ms. Carpenter’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Annual Meeting were: (1) the re-election of two Class I directors; (2) the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

The two nominees for election to the Board (Peter R. Ezersky and David S. Gordon) were each elected to serve for a three-year term (with the term expiring at the Company’s 2017 annual meeting of stockholders). The results of the voting were as follows:

Nominees	For	Withheld	Broker Non-Votes
Peter R. Ezersky	43,034,716	2,033,255	3,502,913
David S. Gordon	43,198,272	1,869,699	3,502,913

The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was approved.  The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
48,285,935	246,605	38,344	0

A majority of stockholders voting at the Annual Meeting approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
26,448,070	18,560,950	58,951	3,502,913

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICE HOLDINGS, INC.

	By:	/s/ Brian P. Campbell
	Name:	Brian P. Campbell
	Title:	Vice President, General Counsel and Corporate Secretary
Date: June 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 3, 2014.